Execution Version
DMSLIBRARY01\015237\.v7
CONSENT
THIS CONSENT (this “Consent”), dated as of July 13, 2016, is by and among CREE, INC., a North Carolina corporation (the “Borrower”), the Material Domestic Subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of January 9, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has informed the Administrative Agent that it intends to sell and transfer assets consisting of its (i) Power and RF Business, including certain related equipment and real property, buildings or structures on such real property, and the Capital Stock of its APEI/Cree Fayetteville subsidiary that is a part of the Power and RF Business, and (ii) Materials Business for the design, development manufacture, marketing, distribution or sale of conductive and semi-insulating silicon carbide substrates and wafers for use in the Power and RF Business or gemstone products with an aggregate book value for all such assets described in clauses (i) and (ii) not to exceed $300,000,000 (the “Wolfspeed Disposition”);
WHEREAS, the Wolfspeed Disposition is not permitted by the Credit Agreement;
WHEREAS, the Credit Parties have requested that the Required Lenders consent to the Wolfspeed Disposition; and
WHEREAS, the Required Lenders are willing, in accordance with and subject to the terms and conditions set forth herein, to consent to the Wolfspeed Disposition.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
CONSENT
1.1    Consent. Notwithstanding the provisions of Section 8.5 of the Credit Agreement to the contrary, the Required Lenders hereby consent to the Wolfspeed Disposition; provided, that (a) the Wolfspeed Disposition shall be completed on or before March 31, 2017, and (b) the Borrower and the other Credit Parties are in compliance with all other terms and conditions (other than Section 8.5) of the Credit Agreement both before and after giving effect to the Wolfspeed Disposition. For the avoidance of doubt, the Wolfspeed Disposition (i) will be considered an "Asset Disposition" for all purposes of the Credit Agreement (including, without limitation, the definition of “Pro Forma Basis”) and (ii) shall not count against the availability of the Asset Disposition basket set forth in Section 8.5(b) of the Credit Agreement.

1.2    Effectiveness of Consent. This Consent shall be effective only to the extent specifically
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set forth herein and shall not (a) be construed as a waiver of, or consent to, any breach, Default or Event of Default other than as specifically waived, or consented to, herein nor as a waiver of, or consent to, any breach, Default or Event of Default of which the Lenders have not been informed by the Credit Parties or any of them, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically modified or waived by this Consent, (c) be deemed a waiver of, or consent to, any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) except as waived, or consented to, hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved
ARTICLE II
AMENDMENT
2.1    Amendment to Credit Agreement. The parties hereto agree that the definition of
Change of Control is hereby amended by replacing the word “endorsed” appearing in clause (ii) thereof with the word “approved.”
ARTICLE III
CONDITIONS TO EFFECTIVENESS
3.1    Closing Conditions. This Consent shall become effective as of the day and year set forth above (the “Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):
(a)Executed Consent. The Administrative Agent shall have received a copy of this Consent duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.
(b)Fees and Expenses.
(i)The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page to the Administrative Agent at or before 5 p.m. (New York City time) on July 13, 2016 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 2 basis points of the aggregate Commitments of all such Consenting Lenders by 5 p.m. (New York City time) on such date. Such fee shall be deemed fully earned by the Consenting Lenders upon the execution and delivery of this Consent by the Borrower and the Required Lenders.
(ii)The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with this Consent and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Consent.

ARTICLE IV
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MISCELLANEOUS
4.1    Amended Terms. On and after the Effective Date, all references to the Credit
Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Consent. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
4.2    Representations and Warranties of Credit Parties. Each of the Credit Parties
represents and warrants as follows:
(a)It has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Consent.
(b)This Consent has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization, or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Consent.
(d)The representations and warranties set forth in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).
(e)After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Event of Default.
4.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement as amended by this Consent and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement as so amended applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
4.4    Credit Document. This Consent shall constitute a Credit Document under the terms of the Credit Agreement.

4.5    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Consent.
4.6    Entirety. This Consent and the other Credit Documents embody the entire agreement among the parties hereto relating to the subject matter hereof and thereof and supersede all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

4.7    Counterparts; Telecopy. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart to this Consent by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
4.8    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
4.9 GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402.
4.10 Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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CREE, INC.
CONSENT

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender

By: Brian Smith
Name: Brian Smith
Title: Sr. Vice President

CREE, INC.
CONSENT

LENDERS

[Bank of America, N.A.],
in its capacity as a Lender

By: [signature]
Name: John K. Herman
Title: Vice President

CREE, INC.
CONSENT

LENDERS

Citibank, N.A.,
in its capacity as a Lender

By: ______________________
Name: Luc Vrettos
Title: Vice President

CREE, INC.
CONSENT

LENDERS

GOLDMAN SACHS BANK USA,
in its capacity as a Lender

By: ______________________
Name: JERRY LI
Title: AUTHORIZED SIGNATORY

CREE, INC.
CONSENT

LENDERS

HSBC Bank USA, National Association,
in its capacity as a Lender

By: [signature]
Name: Chris Burns
Title: Vice President

CREE, INC.
CONSENT

LENDERS

JPMORGAN CHASE BANK, N.A.,
in its capacity as a Lender

By: ______________________
Name: Daglas Panchal
Title: Vice President

CREE, INC.
CONSENT

LENDERS

PNC Bank, National Association,
in its capacity as a Lender

By: ______________________
Name: Richard C. Brown
Title: Senior Vice President

CREE, INC.
CONSENT

LENDERS

SunTrust Bank
in its capacity as a Lender

By: [signature]
Name: Mary K. Lundin
Title: Vice President

CREE, INC.
CONSENT

LENDERS

U.S. BANK NATIONAL ASSOCIATION,
in its capacity as a Lender

By: /s/ Brian Seipke
Name: BRIAN SEIPKE
Title: VICE PRESIDENT